May 12, 2020

BNY MELLON INVESTMENT PORTFOLIOS
-Technology Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Erik A. Swords and Matthew J. Griffin are the fund's primary portfolio managers, a position Mr. Swords has held since March 2019 and Mr. Griffin has held since May 2020.  Mr. Swords is a director and senior research analyst on the Global Research team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  Mr. Griffin is the head of global equity research and lead portfolio manager for the "Internet of Things" strategy at Mellon.  The portfolio managers are also employees of BNYM Investment Adviser.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Erik A. Swords and Matthew J. Griffin are the fund's primary portfolio managers responsible for managing the fund's portfolio.  Mr. Swords is a director and senior research analyst on the Global Research team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser, and has been a primary portfolio manager of the fund since March 2019.  He has been employed by Mellon or a predecessor company of Mellon since December 2005, and by BNYM Investment Adviser since 2005.  Mr. Griffin is the head of global equity research and lead portfolio manager for the "Internet of Things" strategy at Mellon, and has been a primary portfolio manager of the fund since April 2020.  Previously, he covered the semiconductor, technology hardware and telecommunications and media industries and served as a portfolio manager for the Core Research Technology Sector Equity Strategy at Mellon.  Mr. Griffin has been employed by Mellon or a predecessor company of Mellon since 2006, and by BNYM Investment Adviser since 2009.  Messrs. Swords and Jenkin manage the fund in their capacity as employees of BNYM Investment Adviser.

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